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                                                                    Exhibit 99.1







                                    IMP, INC.

                            STOCK PURCHASE AGREEMENT

                                  JUNE 12, 2002





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                            STOCK PURCHASE AGREEMENT


        This Stock Purchase Agreement, dated as of June 12, 2002 (the "Agreement"), is entered into by and among IMP, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Exhibit A hereto (collectively, the "Purchasers").

                                    RECITALS

        A. Each of the Purchasers is a vendor that has provided goods and/or services to the Company. The value of such goods and/or services provided by each Purchaser is set forth on Exhibit A, which shall be the consideration for the issuance of the Shares (as defined below).

        B. The Company proposes to issue and sell to the Purchasers, and the Purchasers propose to purchase from the Company, shares (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), in accordance with the terms and subject to the conditions set forth in this Agreement.

        C. The Company has agreed to use its commercially reasonable efforts to register the resale of the Shares by the Purchasers on a registration statement on Form S-1 to be filed with the Securities and Exchange Commission.

        NOW, THEREFORE, in consideration of the promises and the covenants and agreements of the parties herein contained, and intending to be legally bound, the parties hereby agree as follows:

                                    AGREEMENT

                                    ARTICLE 1
                           PURCHASE AND SALE OF STOCK

        SECTION 1.1. Closing.

        (a) In accordance with the terms and subject to the conditions set forth in this Agreement, each Purchaser agrees, severally and not jointly, to purchase at the Closing (as defined below), and the Company agrees to sell and issue to such Purchaser at the Closing, the number of shares of Common Stock set forth next to such Purchaser's name on Exhibit A for a per share purchase price equal to ninety percent (90%) of the average of the closing prices for the Common Stock on the Nasdaq SmallCap Market for the 10 trading days ending on the second trading day immediately prior to the Closing Date (as defined below).

        (b) The purchase and sale of the Shares ( the "Closing") shall take place at the offices of the Company at 9:00 a.m., San Jose time, on the second business day after the satisfaction or waiver of all of the conditions to the parties' respective obligations, or at such other time and place as the Company and the Purchasers purchasing a majority of the Shares mutually agree upon in writing (the "Closing Date"). At the Closing, the Company shall deliver to each Purchaser a certificate representing the number of Shares set forth next to such Purchaser's name


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on Exhibit A against cancellation of the amount owed by the Company to such
Purchaser for goods and/or services provided to the Company as set forth on Exhibit A.

                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF COMPANY

        The Company represents and warrants that:

        SECTION 2.1. Organization. Good Standing and Foreign Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its property and assets and to conduct its business as presently conducted. The Company is qualified to do business as a foreign corporation in the state of California.

        SECTION 2.2. Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, of which 7,273,272 shares are issued and outstanding, and 1,000,000 shares of preferred stock, none of which are issued and outstanding. As of the date of this Agreement, (a) the Company has reserved 1,771,728 shares of Common Stock for issuance pursuant to the exercise of options under the Company's stock option plans, (b) there are outstanding warrants to purchase an aggregate of 319,800 shares of Common Stock and (c) there are outstanding convertible debentures convertible into an aggregate of 1,014,493 shares of Common Stock. There are no other warrant options, convertible securities or rights to subscribe for or purchase any capital stock or other securities from the Company.

        SECTION 2.3. Validity of Stock. The Shares to be sold pursuant to this Agreement, when issued, sold, and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

        SECTION 2.4. Authorization; Approvals. All action on the part of the Company and its stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of the Company's obligations hereunder, including the authorization, issuance and delivery of the Shares, has been taken. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

        SECTION 2.5. No Conflict with Other Instruments. The execution, delivery and performance of this Agreement does not and will not result in any violation of, conflict with, or constitute a default under any terms or provision of the Company's Certificate of Incorporation, as amended, or Bylaws, as amended, (b) any judgment, decree or order to which the Company is a party or by which its property is bound; (c) any agreement, contract, understanding, indenture or other instrument to which the Company is a party, the effect of which would give rise to a material adverse effect on the Company or (d) any statute, rule or governmental regulation applicable to the Company or any of its property.


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                                    ARTICLE 3
           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

        Each Purchaser represents and warrants, severally and not jointly, that:

        SECTION 3.1. Organization; Authorization.

        (a) Such Purchaser is duly incorporated or organized and validly existing under the laws of its jurisdiction of incorporation or organization and has power and authority to own, lease and operate its property and assets and to conduct its business as presently conducted.

        (b) All action on the part of such Purchaser necessary for the authorization, execution and delivery of this Agreement and the performance of such Purchaser's obligations hereunder has been taken. This Agreement constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

        SECTION 3.2. Investment Representations. Such Purchaser is acquiring the Shares for its own account, for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities or any part thereof in violation of federal or state securities laws.

        SECTION 3.3. Investment Experience; Access to Information.

        (a) Such Purchaser is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), is a sophisticated investor, is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial, business and investment matters as to be capable of evaluating the merits and risks of this investment, has the ability to bear the economic risks of this investment, has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Securities Act, was not organized or reorganized for the specific purpose of acquiring the shares, purchased by it and has been afforded the opportunity to ask questions of, and to receive answers from, the Company and to obtain any additional information, to the extent the Company has or could have acquired such information without reasonable effort or expense all as necessary for such Purchaser to make an informed investment decision with respect to the purchase of the Shares.

        (b) Such Purchaser is aware of the following:

               (1) the Shares are a speculative investment which involve a substantial degree of risk of loss by such Purchaser of such Purchaser's entire investment in the Company and that such Purchaser understands and takes full cognizance of the risks related to the purchase of the Shares;

               (2) no federal or state agency has made any findings as to the fairness of the terms of the offering; and


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               (3) any projections or predictions that may have been made available to any Purchaser are based on estimates, assumptions and forecasts which may prove to be incorrect, and no assurance is given that actual results will correspond with the results contemplated by the various projections;

        (c) At no time has it been explicitly or implicitly represented, guaranteed or warranted to any Purchaser by the Company, the agents and employees of the Company, or any other person:

               (1) that a percentage of profit and/or amount or type of consideration will be realized as a result of this investment;

               (2) that any cash dividends from Company operations or otherwise will be made to stockholders by any specific date or will be made at all; or

               (3) that any specific tax benefits will accrue as a result of an investment in the Company.

        (d) Each Purchaser has relied only on the information contained in this Agreement, and no written or oral representation or information that is in any way inconsistent with this Agreement and have been made or furnished to any Purchaser in connection with the offering of the Shares, and if so made, has not been relied upon.

        (e) At no time was any Purchaser presented with or solicited by any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of advertising or general solicitation.

        (f) Each Purchaser has had prior personal or business relationships with the Company or its affiliates, or by reason of such Purchaser's business or financial experience (either alone or with the aid of a purchaser representative), and each Purchaser and has the capacity to protect such Purchaser's own interest in connection with this transaction.

        (g) Each Purchaser has been advised to consult with such Purchaser's own attorney regarding legal matters concerning an investment in the Company and has done so to the extent such Purchaser considers necessary.

        (h) Each Purchaser has received a copy of and reviewed the press releases issued by the Company on February 27, 2001, July 10, 2001, July 18, 2001, July 23, 2001, August 21, 2001, November 20, 2001 and April 22, 2002.

        SECTION 3.4. Absence of Registration. Such Purchaser understands that the Shares to be sold and issued hereunder may not be sold by such Purchaser unless subsequently registered under the Securities Act, or an exemption from such registration is available.

        SECTION 3.5. Restrictions on Transfer. Such Purchaser agrees that (a) it will not offer, sell, pledge, hypothecate, or otherwise dispose of the Shares other than to its "affiliates" unless such offer, sale, pledge, hypothecation or other disposition is (i) registered under the Securities Act or (ii) in compliance with an opinion of counsel to the Purchaser, delivered to the


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Company and reasonably acceptable to it, to the effect that such offer, sale, pledge, hypothecation or other disposition thereof does not violate the Securities Act, and (b) the certificate(s) representing the Shares shall bear a legend stating in substance:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED OTHER THAN TO AFFILIATES OF THE REGISTERED HOLDER HEREOF UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

        For purposes of this Section 3.5, "affiliate" of a Purchaser means (i) any entity more than 10% of the voting stock or other voting interest of which is owned, directly or indirectly through one or more intermediaries, by the Purchaser, (ii) any entity which owns, directly or indirectly through one or more intermediaries, more than 10% of the voting stock of the Purchaser and
(iii) any entity of which 10% or more of the voting stock is owned by an affiliate of the Purchaser. Upon request of a holder of Shares, the Company shall remove the legend set forth above from the certificates evidencing such Shares or issue to such holder new certificates therefor free of such legend, if with such request the Company shall have received an opinion of counsel selected by the holder and reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such Common Stock is not required by the Securities Act to continue to bear the legend.

        SECTION 3.6. Transfer Instructions. Such Purchaser agrees that the Company may provide for appropriate transfer instructions to implement the provisions of Section 3.5.

        SECTION 3.7. Economic Risk. Such Purchaser understands that it must bear the economic risk of the investment represented by the purchase of Shares for an indefinite period.

        SECTION 3.8. Fees and Commissions. Such Purchaser represents and warrants that it has retained, or otherwise authorized to act, no intermediary in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company from liability for any compensation to any intermediary retained or otherwise authorized to act by, or on behalf of, such Purchaser and the fees and expenses of defending against such liability or alleged liability.

                                    ARTICLE 4
                   CONDITIONS TO OBLIGATIONS OF THE PURCHASERS

        SECTION 4.1. Conditions to Obligations of the Purchasers. The obligations of the Purchasers on the Closing Date to purchase the Shares under this Agreement shall be subject to each of the following conditions precedent, which may be waived by the Purchasers:


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        (a) Representations and Warranties. The representations and warranties made by the Company herein shall be true and accurate in all material respects on and as of the Closing Date as if made on the Closing Date.

        (b) Performance. The Company shall have performed and complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing.

        (c) Consents, etc. The Company shall have secured all permits, consents and authorizations that shall be necessary to consummate the transactions contemplated by this Agreement.

        (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Purchasers.

                                    ARTICLE 5
                      CONDITIONS TO OBLIGATIONS OF COMPANY

        SECTION 5.1. Conditions to Obligations of the Company. The obligations of the Company on the Closing Date to issue and sell the Shares under this Agreement shall be subject to the following conditions precedent, which may be waived by the Company:

        (a) Representations and Warranties. The representations and warranties made by the Purchasers herein shall be true and accurate in all material respects on and as of the Closing Date as if made on the Closing Date.

        (b) Performance. The Purchasers shall have performed and complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by them prior to or at the Closing.

        (c) Consents, etc. The Company shall have secured all permits, consents and authorizations that shall be necessary to consummate the transactions contemplated by this Agreement.

        (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Company and its counsel.

                                    ARTICLE 6
                              AFFIRMATIVE COVENANTS

        SECTION 6.1.      Registration Rights.

        (a) Registration Statement. As soon as reasonably practicable after the date hereof, the Company shall file with the Commission a registration statement (the "Registration Statement") covering the resale to the public by the Purchasers of the Shares. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared


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effective by the Commission as soon as practicable, and to remain effective until the second anniversary of the Closing Date or such earlier time as all of the Shares covered by the Registration Statement have been sold pursuant thereto. Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Purchasers shall have no further right to offer or sell any of the Shares pursuant to the Registration Statement (or any prospectus relating thereto). The Shares subject to the Registration Statement shall not be underwritten unless the Company shall otherwise consent in its sole discretion.

        (b) Limitations on Registration Rights. Notwithstanding any other provision of this Section 6.1, if the Company shall determine in good faith that
(i) continued use by the Purchasers of the Registration Statement would require premature disclosure in such Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company and (ii) such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely, then the Company shall provide written notice thereof to the Purchasers and the right of the Purchasers to use such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Shares pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 90 days in any 12-month period. During the Suspension Period, no Purchaser shall offer or sell any Shares pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto). The Company shall not be required to disclose to the Purchasers the reasons for requiring a suspension of sales under the Registration Statement, and the Purchasers shall not disclose to any third party the existence of any such suspension. The Company agrees that, as promptly as practicable after the consummation, abandonment or public disclosure of the event or transaction that caused the Company to suspend the use of the Registration Statement (and the prospectus relating thereto) pursuant to this Section 6.1(b), the Company will provide the Purchasers with a revised prospectus, if required, and will notify the Purchasers of their ability to effect offers or sales of Shares pursuant to or in reliance upon the Registration Statement.

        (c) Registration Procedures. In connection with the filing by the Company of the Registration Statement, the Company shall furnish to each Stockholder a copy of the prospectus in conformity with the requirements of the Securities Act. Subject to the provisions of Section 6.1(b), the Company shall prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement as may be reasonably necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares pursuant to such Registration Statement until the earlier of (i) such time as all such Shares have been disposed of or
(ii) the second anniversary of the Closing Date. The Company shall furnish to each Stockholder a copy of any amendment or supplement to such Registration Statement or prospectus filed with the Commission.

               If the Company has delivered a prospectus to the Purchasers and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act as described in the immediately preceding paragraph, the Company shall promptly


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notify the Purchasers and, if requested by the Company, the Purchasers shall immediately cease making offers or sales of shares under the Registration Statement and return all prospectuses to the Company. The Company shall promptly provide the Purchasers with a revised prospectus and, following receipt of the revised prospectus, the Purchasers shall be free to resume making offers and sales under the Registration Statement.

               The Company shall use its commercially reasonable efforts to register or qualify the Shares covered by the Registration Statement under the securities or "blue sky" laws of such states as the Purchasers shall reasonably request; provided, however, that the Company shall not be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

               The Company shall pay the expenses incurred by it in complying with its obligations under this Section 6.1, including all registration and filing fees, exchange listing fees and fees and expenses of the Company's counsel and accountants, but excluding (i) any brokerage fees, selling commissions or underwriting discounts incurred by the Purchasers in connection with sales under the Registration Statement and (ii) the fees and expenses of any counsel retained by the Purchasers.

               (d) Requirements of Purchasers. The Company shall not be required to include any Shares in the Registration Statement unless the Stockholder owning such Shares (i) furnishes to the Company in writing such information regarding such Stockholder and the proposed sale of Shares by such Stockholder as the Company may reasonably request in connection with the Registration Statement or as shall be required in connection therewith by the Commission or any state securities law authorities and (ii) upon the written request of the Company, confirms in writing its indemnification obligations under Section 6.1(e).

               (e) Indemnification.

                   (i) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Stockholder and each broker or other person acting on behalf of such Stockholder against any Damages to which they may become subject under the Securities Act or otherwise, insofar as such Damages arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and leading to action or inaction required of the Company in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such Damage; provided, however, that (x) the indemnity agreement contained in this Section 6.1(e)(i) shall not apply to amounts paid in settlement of any such Damage if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such Damage to the extent that it arises out of or is based upon an untrue statement or alleged


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untrue statement or omission made in connection with such Registration
Statement, prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished for use in connection with such Registration Statement by any Stockholder and (y) the foregoing indemnity shall not inure to the benefit of any Stockholder, broker or other person acting on behalf of such Stockholder, broker or other person asserting any Damage that purchased, sold, transferred or otherwise disposed of Shares during a Suspension Period or if a revised prospectus was timely delivered to such Stockholder pursuant to Section 6.1(c) and a copy of such revised prospectus was not sent or given by or on behalf of such Stockholder to such Person, if required by law to have been delivered, and such revised prospectus would have cured the defect giving rise to such Damage.

                   (ii) To the fullest extent permitted by law, each Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and all other Purchasers against any Damages to which they may become subject under the Securities Act or otherwise, insofar as such Damages arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished by such Stockholder for use in connection with such Registration Statement; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or other Stockholder in connection with investigating or defending any such Damage; provided, however, that the maximum amount of liability of each Stockholder hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such Stockholder from the sale of Shares covered by such Registration Statement, and provided further that the indemnity agreement contained in this Section 6.1(e)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those Stockholder(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld or delayed).

        Promptly after receipt by an indemnified party under this Section 6.1(e) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 6.1(e), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6.1(e), the indemnifying party shall not have the


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right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party that are reasonably related to the matters covered by the indemnity agreement provided in this Section 6.1(e). Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.1(e), but the omission so to notify the indemnifying party will not relieve it of any liability that the indemnifying party may have to any indemnified party otherwise other than under this Section 6.1.

        (f) Rule 144. The Company shall use its commercially reasonable efforts to comply with the requirements of Rule 144(c) under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable each Stockholder to sell Shares without registration under the Securities Act pursuant to the resale provisions of Rule 144 (or any similar rule or regulation). Upon a Stockholder's compliance with the applicable provisions of Rule 144, the Company will take such actions as may reasonably be required (including, without limitation, causing legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Shares properly requested by such Purchaser, in accordance with the terms and conditions of Rule 144.

        SECTION 6.2. No Manipulation of Stock. Each Purchaser represents and covenants, severally and not jointly, that it has not taken and, prior to the Closing Date, will not take any action designed to or that might reasonably be expected to cause or results in manipulation of the price of the Common Stock.

                                    ARTICLE 7
                                  MISCELLANEOUS

        SECTION 7.1. Termination.

        (a) This Agreement may be terminated at any time prior to the Closing:

               (i) by the written agreement of the Company and the Purchasers purchasing a majority of the Shares;

               (ii) by the Company if there is a material breach of any representation or warranty set forth in Article 3 or any covenant or agreement to be complied with or performed by any Purchaser pursuant to the terms of this Agreement and such breach persists for 14 days or more after written notice is given, so long as any such breach is not caused by the action or inaction of the Company;

               (iii) by the Purchasers purchasing a majority of the Shares if there is a material breach of any representation or warranty set forth in
Article 2 or any covenant or agreement to be


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complied with or performed by the Company pursuant to the terms of this
Agreement and such breach persists for 14 days or more after written notice is given, so long as any such breach is not caused by the action or inaction of any Purchaser; or

               (iv) by the Company or the Purchasers purchasing a majority of the Shares if the Closing has not occurred on or prior to July 1, 2002.

               (b) In the event of termination of this Agreement, no party hereto shall have any liability to any other party to this Agreement, except for any willful breach of, or knowing misrepresentation made in, this Agreement occurring prior to the formal termination of this Agreement.

        SECTION 7.2. Survival of Agreements. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall terminate upon the Closing, provided that the provisions of Article 6 shall survive the Closing for the respective periods of time set forth in Article 6.

        SECTION 7.3. Notices. All notices, requests, consents and other communications herein shall be in writing and shall be mailed by first-class certified mail, postage prepaid and return receipt requested, personally delivered, faxed, or sent by recognized overnight courier service, as follows:

        (a) If to the Company:

            IMP, Inc.
            2830 North First Street
            San Jose, California 95143-2071
            Attention:  Chief Executive Officer
            Fax:  (408) 434-1408

            With a copy to

            Latham & Watkins
            135 Commonwealth Drive
            Menlo Park, California  94025
            Attention:  William Davisson
            Fax:  (650) 463-2600

        (b) If to a Purchaser, to the address set forth below such Purchaser's name on Exhibit A;

or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties.

        SECTION 7.4. Modifications; Waiver. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or in writing, except that any


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provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of the party to be charged.

        SECTION 7.5. Exculpation. Each Purchaser acknowledges that it is not relying upon any statements or instruments made or issued by any person, firm or corporation, other than those contained in this Agreement in making its decision to invest in the Company.

        SECTION 7.6. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties and commitments, whether in writing or oral, prior to or contemporaneous with the date hereof.

        SECTION 7.7. Successors and Assigns. Except as otherwise expressly provided in this Agreement, all of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

        SECTION 7.8. Enforcement.

        (a) Remedies at Law or in Equity. If the Company shall default in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of the Company in this Agreement shall be untrue or misleading in any material respect as of the date of this Agreement or as of the Closing, the Purchasers may proceed to protect and enforce their rights, including by way of suit in equity or action at law. In the event the Purchasers bring such an action against the Company, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        (b) Remedies Cumulative; Waiver. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to a party at law or in equity. No express or implied waiver by the Purchasers of any default shall be a waiver of any future or subsequent default. The failure or delay of any party in exercising any rights granted it hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by a party shall not exhaust the same or constitute a waiver of any other right provided herein.

        SECTION 7.9. Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and by the Company.

        SECTION 7.10. Governing Law and Severability; Waiver of Jury Trial.

        (a) This Agreement shall be governed by the internal laws of the state of California, without regard to principles of conflicts of law.

        (b) In the event any provision of this agreement or the application of any such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this agreement shall remain in full force and effect.

        (c) Each signatory to this Agreement hereby waives its respective right to a jury trial of any permitted claim or cause of action arising out of this Agreement, any of the transactions contemplated hereby, or any dealings between any of the signatories hereto relating to the subject matter of this Agreement or any of the transactions contemplated hereby. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate the subject matter of this Agreement or any of the transactions contemplated hereby, including, without limitation, contract claims, tort claims and all other common law and statutory claims. This waiver is irrevocable, meaning that it may not be modified either orally or in writing, and this waiver shall apply to any subsequent amendments, supplements or other modifications to this Agreement, any of the transactions contemplated hereby or to any other document or agreement relating to the transactions contemplated hereby.

        SECTION 7.11. Headings. The descriptive headings of the Articles and Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

        SECTION 7.12. Confidentiality. Each Purchaser agrees that it will keep confidential and will not disclose, or divulge any confidential, proprietary, secret or non-public information which such Purchaser may obtain from the Company and not use such information other than for the benefit of the Company or in furtherance of such Purchaser's rights as a stockholder of the Company, provided that, no such information shall be deemed to be non-public if it (i) is or becomes generally available to the public other than as a result of a disclosure by any Purchaser or its respective agents, representatives or employees; (ii) is or becomes available to any Purchaser on a non-confidential basis from a source (other than the Company or one of its officers, directors, agents, representatives or employees) that is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation; or (iii) was known to any Purchaser on a non-confidential basis prior to its disclosure to it by the Company and, provided further that any other term of this Agreement to the contrary notwithstanding, the Company shall not be obligated to disclose any information, the disclosure of which it believes in good faith would be detrimental to the Company or its stockholders.


                            (Signature Page Follows)

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement by their duly authorized officers as of the date first above written.

                                       IMP, INC.


                                       By:
                                          --------------------------------------
                                       Name:  Subbarao Pinamaneni
                                       Title: Chairman of the Board of Directors

                                       PURCHASERS





                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT A


NAME AND ADDRESS                         VALUE OF GOODS     PRICE PER          NUMBER OF SHARES
                                         AND/OR SERVICES     SHARE                 PURCHASED
                                            PROVIDED
Busch Semiconductor                        $25,751.32       $0.73620               34,979.00

John W. Chu                               $135,000.00       $0.73620              183,375.00

Epic Semiconductor Inc.                    $39,000.00       $0.73620               52,975.00

FMG Enterprises, Inc.                      $16,969.87       $0.73620               23,051.00

Golden Altos Corporation                    $3,471.00       $0.73620                4,715.00

Art Gruszynski                              $2,868.00       $0.73620                3,896.00

Haley Engineering Corporation              $11,821.00       $0.73620               16,057.00

High Soft                                   $6,569.11       $0.73620                8,923.00

InSync Information Systems                 $60,000.00       $0.73620               81,500.00

Lemelson Medical, Education &
Research Foundation Ltd.                   $50,000.00       $0.73620               67,917.00

James R. Mayock                            $12,557.49       $0.73620               17,058.00

Simco Electronics                           $3,427.96       $0.73620                4,657.00

TOTAL                                     $367,435.75                             499,103.00